Exhibit 99.1  Press Release

Press Contact:          Meryl Franzman
                        617.739.1769
                        mfranzman@mitigo.com
                        --------------------

Investor Contact:       James Quinn
                        781.939.7252
                        jquinn@international-wireless.com
                        ---------------------------------

                             Graham F. Paxton Named
                  President And CEO of International Wireless

                                                           FOR IMMEDIATE RELEASE
                                                           ---------------------


Woburn, MA, April 2, 2002 - International Wireless, Inc. (OTCBB:IWIN) today announces that Graham F. Paxton has been named President and CEO effective May 1, 2002. Former President and CEO of Siemens Information and Communication Mobile LLC, Mr. Paxton will be directly responsible for the overall strategic management of International Wireless. Mr. Paxton joins International Wireless where he will leverage his market knowledge to expand the company's global presence. Mr. Paxton brings an extensive track record of more than 30 years of business leadership and success to International Wireless.

"Graham Paxton is ideally suited to lead International Wireless. He brings a keen strategic intellect, a cutting-edge technology background, and strong leadership characteristics," said Michael Dewar, co-founder and COO, International Wireless. " His extensive international management and experience will ensure that International Wireless meets its goals and objectives as the leading software company in the worldwide mobile marketplace. We are all very excited to have Graham help move International Wireless forward."

"Mobile commerce is on the verge of exploding and International Wireless holds the key with its patented CodePoint software," stated Paxton. "The CodePoint solution is the key enabler to realizing the full potential of mobile commerce. As CEO I will aggressively pursue growing the company internationally."

Prior to his most recent position as President and CEO of Siemen's Information and Communication Mobile, Mr. Paxton was the executive vice


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president  and  a  member  of  the  executive board of Siemens Business Services
(SBS), with responsibility for Europe and Asia Pacific. He was instrumental in shaping SBS from its inception in 1995 into a major global information technology service company. Previously, Mr. Paxton was an independent consultant advising blue-chip companies on global business strategies. Mr. Paxton started his career with Unilever in London.

Mr. Paxton holds a Masters degree in Engineering. He has also completed management coursework at the Stanford University Graduate School of Business, MIT's Sloan School of Management, INSEAD (Paris, France) and Astridge Management College (United Kingdom).

For additional information on International Wireless, contact International Wireless via telephone at 781.939.7252 or via the World Wide Web at www.international-wireless.com.
------------------------------

About  International  Wireless,  Inc.
Established in 2000, International Wireless, Inc. (OTCBB:IWIN) is a technology company focused on providing software for the wireless industry. International Wireless holds the key to the success of mobile commerce with its patented CodePoint software solutions. CodePoint allows mobile phones, PDAs, and emerging wireless devices to read visual symbols such as barcodes and complex matrix codes via integrated digital cameras. International Wireless introduced CodePoint at the DEMO conference, the industry's premier launch platform for new technology products in February 2002. International Wireless can be found on the World Wide Web at www.international-wireless.com.
                           ------------------------------

                                       ###

"Safe-Harbor" Statement Under the Private Securities Litigation Reform Act of 1995 This press release contains forward-looking information within the meaning of Section 21E of the Securities Exchange Act of 1934, including statements regarding any potential sales of products as well as statements that include the words "believes," "expects," "anticipates," or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of International Wireless, Inc. ("International Wireless"), to differ materially from those implied or expressed by such forward-looking statements. Such factors include, among others, the risk factors included in International Wireless's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 and any subsequent reports filed with the Securities and Exchange Commission under the Exchange Act. This press release speaks as of the date first set forth above and International Wireless assumes no responsibility to update the information included herein for events occurring after the date hereof.


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